Transportation Business Acquisition	12 Months Ended
Sep. 30, 2014
Business Combinations [Abstract]
Transportation Business Acquisition

19. Transportation Business Acquisition.

The Company’s transportation segment acquired certain assets of Pipeline Transportation, Inc. on November 7, 2013 for $10,023,000. Pipeline’s operations have been conducted in the Florida and Alabama markets. For the twelve month period ending June 30, 2013, Pipeline had gross revenues of just over $16,500,000.

The Company has accounted for this acquisition in accordance with the provisions of ASC 805, Business Combinations (ASC 805). The Company has allocated the purchase price of the business, through the use of a third party valuations and management estimates, based upon the fair value of the assets acquired and liabilities assumed as follows (in thousands):

Consideration:
Fair value of consideration transferred (cash paid)	$(10,023)

Acquisition related costs expensed	$75

Recognized amounts of identifiable assets acquired and liabilities assumed:
Property and equipment	$3,397
Prepaid tires and other prepaid assets	276
Customer relationships	4,004
Trade name	72
Non-compete agreement	62
Vacation liability assumed	(132)

Total identifiable net assets assumed	$7,679
Goodwill	2,344
Total	$10,023

The goodwill recorded resulting from the acquisition is tax deductible. The intangible assets acquired are reflected in the line Other assets, net on the consolidated balance sheets. In connection with the Pipeline acquisition, the Company assumed certain vehicle leases. As of September 30, 2014 these non-cancellable operating leases will require minimum annual rentals approximating $2,258,000 over the next 3.1 fiscal years.

Amortization expense for the transportation segment intangible assets was $380,000 for 2014 and it is included in sales, general and administrative expense. Estimated amortization expense for the five succeeding years follows (in thousands):

Amount
2015	$414
2016	414
2017	406
2018	394
2019	382
Total	$2,010